Exhibit 10.12

                           ASSET PURCHASE AGREEMENT


     This AGREEMENT is made as of the 25th day of September, 2000, by and between Advantage Realty of Janesville, Inc., a Wisconsin corporation ("hereinafter "Buyer"), and Diane and Associates Real Estate, Inc., a Wisconsin corporation (hereinafter "Seller").

                                   RECITALS

     A. Seller operates a real estate brokerage office, located at 300 North River Street, Janesville, Wisconsin 53545 ( the "Business").

     B. Seller desires to sell certain assets used by it in the operation of the business and Buyer is willing to purchase the same under the terms and conditions hereinafter set forth.

                                  AGREEMENT

     In consideration of the mutual provisions, representations, warranties covenants and agreements contained herein, the parties hereto agree as follows:

                                  ARTICLE I
                      TRANSFER  OF ASSETS AND PROPERTIES

     1.1 Purchase and Sale of Assets.   On the terms and subject to the
conditions of this Agreement, on the Closing Date, the Buyer shall purchase from the Seller and the Seller shall sell, assign, transfer and deliver to the Buyer, the fixtures and equipment owned by Seller and used in the operation of the Business as described on Exhibit A and all inventory located at the Business as of the Closing Date (the "Assets") but shall exclude any Excluded Assets as defined in Section 1.2.

     1.2. Excluded Assets. The following assets (collectively, the "Excluded Assets") shall be excluded from this Agreement, and shall not be assigned or transferred to the Buyer.

          See Exhibit B.

     1.3 Instruments of Transfer. The transfer of the Assets of Seller, as herein provided, shall be effected by bills of sale, assignments, drafts, checks and other instruments of transfer and conveyance in such form as shall be sufficient to transfer the Assets, as contemplated by this Agreement, and as shall reasonably be required by Buyer.

                                  ARTICLE  2
                           PURCHASE PRICE AND TERMS

     2.1 Consideration for Assets. The purchase price to be paid by Buyer to Seller for the Assets shall be determined follows:

            1. The sum of One Hundred and Forty Thousand and no/100ths ($140,000.00) Dollars for the equipment, fixtures and goodwill located at the Business. Seller

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                the sale.


      2.2 Payment of Consideration. The purchase price shall be paid as follows:

            1.  $30,000 shall be paid in cash or cash equivalents at closing
               ($20,000 has been paid as earnest money with the remaining balance of $10,000 to be paid at closing).

            2. $30.000 has been paid to and received by Seller as part of the compensation due under the preliminary draft of the Seller's engagement agreement, dated May 1, 2000.

            3. Four equal payments of $12,500.00 commencing on Jan. 1, 2001 and continuing every three months until the last payment is due on December 31, 2001.

            4. 20,000 shares of Why USA Financial Group, Inc. common stock shall be paid to Seller as and for the balance of the purchase price. These shares shall be delivered to Seller upon the successful completion of the term of the two year engagement contract. A true and correct copy of the Engagement Contract is attached hereto as Exhibit C and the terms thereof are incorporated into this provision by reference.


                                  ARTICLE 3
                        ASSUMPTION OF  OF LIABILITIES

     3.1 Limitation on Assumption of Liabilities. Seller shall transfer the Assets to the Buyer free and clear of all liens and encumbrances. Buyer shall not, by virtue of its purchase of the Assets, assume or become responsible for any liabilities or obligations of the Seller except as stated herein.

                                  ARTICLE 4
                                   CLOSING

     Subject to the conditions contained herein, the Closing of the transactions to be effected hereunder (the "Closing") shall be held at such location as is mutually agreed upon in writing by the Buyer and the Seller. The closing shall occur an September 21st, 2000 (the "Closing Date").

                                  ARTICLE  5
                       REPRESENTATIONS AND WARRANTIES

      Seller hereby represents and warrants with the intention that Buyer shall rely thereon in performing hereunder, as follows:

     5.1 Authority. Seller has the authority to sell the subject assets. Buyer agrees, however, that Seller cannot assign its lease without permission of the Landlord.

     5.2 Title to Assets. Seller holds title to the Assets free and clear of all liens, encumbrance.

                                 ARTICLE 6
             CONDUCT IN TRANSACTIONS OF BUSINESS PRIOR TO CLOSING

     6.1 Conduct Of Business. From the date hereof, Seller agrees that its business will be conducted in the ordinary course of its business.

     6.2 Seller shall turn over to Buyer possession of the business and all operations thereof immediately upon closing.

     6.3 Announcements. Buyer and Seller agree not to make any announcements or other public disclosure of the terms of the transaction contemplated by this Agreement unless first mutually agreeing to do so.

                                  ARTICLE  7
               EXECUTION OF SUBLEASE, LEASE ASSIGNMENT AGREEMENT

     The Parties agree that the parties will work to continue all existing leases and contracts associated with the subject business location. The parties will execute all documents necessary to complete the transaction.

                                  ARTICLE 8
                               INDEMNIFICATION

     8.1 Indemnification by the Seller. The Seller covenants and agrees with the Buyer that the Seller shall pay and perform, and shall indemnify the Buyer, and hold the Buyer harmless from and against any and all costs, losses, claims, liabilities, damages and expenses (including reasonable attorney fees) resulting from, arising out of, or incurred in connection with all liabilities or claims relating directly or indirectly to the Assets or the business of Seller which arise out of the events existing or occurring at any time before the Closing.

     8.2 Indemnification by the Buyer. The Buyer covenants and agrees with the Seller that the Buyer shall pay and perform and shall indemnify the Seller, and hold the Seller harmless from and against any and all costs, losses, claims, liabilities, damages and expenses, (including reasonable attorney fees) resulting from, arising out of, or incurred in connection with liabilities or claims relating directly or indirectly to the Assets or the business of Buyer which arise out of events existing or occurring at any time on or after the Closing.

                                  ARTICLE 9
                                MISCELLANEOUS

     9.1 Entire Agreement. This Agreement (including Exhibits) supersedes all prior agreements and understandings, oral and written, between the parties hereto, with respect to the subject matter hereof and cannot be changed or terminated orally, and this Agreement together with related agreements executed in connection herewith, constituting the entire agreement of the parties as to the matters set forth herein and therein.

     9.2 Amendments. No amendments or waiver of any provisions of this Agreement or any document referred to herein or contemplated hereby, shall be effective unless the same shall be in writing and signed by all the parties and then such waiver shall only be effective in the specific instance and for specific purpose for which it was given.

     9.3 No Warranties, Sale "As Is". Except as expressly stated in this Agreement, the Seller makes no other warranties or representations expressed or implied. The Buyer acknowledges that the Buyer is entering into this Agreement and will be purchasing and the Assets and subleasing the Premises after and in complete reliance upon Buyer's own inspection the Assets being sold under this Agreement and the Premises being subleased. Buyer is acquiring the Assets and subleasing the Premises on an "as is" basis without representation or warranty, expressed or implied, of any kind whatsoever, by Seller or any person or entity on behalf of Seller regarding the physical condition of the Assets or Premises, the income producing value of the Assets or the prior business of the Seller at the Business or regarding any other matter relating to the condition or value of the Assets or Premises or their fitness for any particular use.

     9.4 Remedies. In the event Buyer shall default under this Agreement, then and in that event Seller may terminate this Agreement and upon such termination Seller may retain the earnest money as liquidated damages, time being at the essence of this Agreement. This provision shall not deprive either party of the lights of enforcing the specific performance of this Agreement or avail itself of any other remedy for default which said party may have at law, in equity or by statute.

     9.5 Notices. Any notice, request, demand, or other communication permitted hereunder shall be deemed duly given if delivered or mailed postage prepaid, certified or registered, at the addresses as set forth below.

       If to Buyer:                Donald Riesterer
                                   c/o Why USA Financial Group. Inc.
                                   2801 Wayzata Blvd.
                                   Suite 203
                                   Minneapolis MN 55405

       If to                       Seller Diane Butts
                                   300 North River Street
                                   Janesville, WI 53545

     9.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and pertained assigns. Except as provided herein, no party shall assign its rights or obligations hereunder without the prior written consent of all the other parties.

     9.7 Controlling Law. This Agreement has been made under the laws of the State of Minnesota and such laws will control its interpretation.

     9.8 Captions. Captions to paragraph headings or captions appearing in this Agreement are for convenience only and are not a part of this Agreement and are not to be considered in interpreting this Agreement.

      9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to bee an original and all of which shall constitute one in the same agreement.

      9.10 Joint and Several Liability. If Buyer is composed of more than one signatory to this Agreement, each signatory will be jointly and severally liable with each other signatory for the payment and performance of all of the terms and conditions of this Agreement. The act of written notice to, written notice from, refund to, or signature of any signatory to this Agreement including, without limitation modifications of this Agreement made by fewer than all

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the notice of refund, or signed.

                                  SIGNATURES

     Each of the parties has caused this Agreement to be executed by the undersigned, its duly authorized officer as of the daft first above written.

                                    SELLER:
DATED 9-25-00                       DIANE AND ASSOCIATES REAL ESTATE, INC.
     ---------
                                    /s/ Diane Butts
                                       --------------------------
                                    By: Diane Butts, President


                                    BUYER:
DATED 9-25-00                       ADVANTAGE REALTY OF JANESVILLE, INC.
      --------
                                    /s/ Donald Riesterer
                                        ----------------------------
                                    By: Donald Riesterer, President


By: Dowd Neqaer, PresWut